SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 2007
                                                         ----------------

                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                        1-9390                95-2698708
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(State or other jurisdiction        (Commission File       (I.R.S. Employer
      of incorporation)                 Number)          Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                                92123
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(Address of principal executive offices)                      (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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YEAR.
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On August 2, 2007, effective immediately, the Board of Directors of Jack in the
Box Inc. approved amendment and restatement of the corporation's by-laws for the primary purpose of amending Article VI in order to incorporate provisions and establish procedures for shares of stock in the corporation to be uncertificated shares. In addition, the amended and restated by-laws include amendments to
Article VIII in order to incorporate additional provisions relating to the corporate seal, waivers of notice, evidence of authority, severability, notices and reliance upon books, reports and records. The provisions that were revised or added are set forth in Sections 6.01 through 6.05 and in Sections 8.01 through 8.06. The amended and restated by-laws are attached as Exhibit 3.2.



ITEM 8.01  OTHER EVENTS
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On August 7, 2007, the corporation issued a press release, furnished as Exhibit
99.1 and incorporated herein by reference, announcing the approval by the corporation's Board of Directors of a two-for-one split of the corporation's common stock to be effected in the form of a 100% stock dividend, subject to approval by the corporation's stockholders of an increase in the number of authorized shares of the corporation's common stock. In the same press release, the corporation announced that it will hold a special meeting of stockholders, tentatively scheduled for 2 p.m. PDT on September 21, 2007, to vote on such increase in the number of authorized shares of common stock.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------
                 (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.             Description
-----------       ---------------
  3.2             Amended and Restated By-Laws of Jack in the Box Inc.
 99.1             Press Release of Jack in the Box Inc. dated August 7, 2007


                                                           SIGNATURES
                                                           ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   JACK IN THE BOX INC.
                                              By:  JERRY P. REBEL
                                                   --------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                  (Principal Financial Officer)
                                                  (Duly Authorized Signatory)
                                                   Date: August 7, 2007